Exhibit 13.1

VOLUNTARY CERTIFICATION OF PASQUALE PISTORIO, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF STMICROELECTRONICS N.V. AND CARLO FERRO, CORPORATE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF STMICROELECTRONICS N.V., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 6-K of STMicroelectronics N.V. (the “Company”) for the period ending September 25, 2004, as submitted to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.      The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 29, 2004	By:	/s/ PASQUALE PISTORIO

Name: Pasquale Pistorio

Title: President and Chief Executive Officer

Date: October 29, 2004	By:	/s/ CARLO FERRO

Name: Carlo Ferro

Title: Corporate Vice President and Chief Financial Officer